Exhibit 99.2

PLEDGE AGREEMENT

THIS AGREEMENT is made and entered into as of the 11th day of September, 2006 by and between WEBSTER BANK, NATIONAL ASSOCIATION a national banking association, having an office located at 80 Elm Street, New Haven, Connecticut 06510 (the “Bank”), and TECHNOLOGY DRIVE LLC, a Connecticut limited liability company, having a principal place of business located at 10 Technology Drive, Wallingford, Connecticut 06492 (the “Borrower”).

W I T N E S S E T H:

A. Pursuant to that certain Loan Agreement by and between Borrower and Lender dated December 7, 2001 (as amended and in effect from time to time, the “Loan Agreement”) and together with all other documents entered into in connection therewith (as amended and in effect from time to time, collectively the “Loan Documents”), the Lender has agreed to extend credit to the Borrower upon the terms and subject to the conditions set forth therein. The Borrower’s obligations under the Loan Documents shall hereinafter be referred to as the “Obligations.”

B. Borrower is entering into an Amendment to Construction Loan Agreement dated on or about the date hereof (the “Amendment”), In order to further induce the Bank to enter into the Amendment, and as a precondition thereto, Borrower has agreed to provide collateral for the Obligations in the form of cash held on deposit with the Lender.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender, intending to be bound legally, agree as follows:

1. The Borrower hereby pledges and assigns to the Lender and grants the Lender a security interest in Borrower’s interest bearing deposit account number: 9096725 maintained at the Lender (the “Cash Collateral Account”), an amount equal to the amount outstanding on the mortgage loan, including without limitation principal, accrued but unpaid interest, fees, charges, and other amounts due thereunder (collectively the “Loan Balance”), deposited in or credited to such account and all right, title and interest of Borrower with respect thereto (collectively, the “Collateral”) as security for the due and punctual payment and performance of the Obligations and all extensions, renewals and substitutions therefore and all other liabilities and obligations of the Borrower to the Lender of whatever nature whether now existing or hereafter arising and further including without limitation, all reasonable costs, expenses and attorneys’ and other professionals’ fees incurred in the collection of said liabilities and in any litigation arising from any of such liabilities or this Agreement or in the defense, protection, preservation, realization or enforcement of any rights, liens or remedies against Borrower or in the defense, protection, preservation, realization and enforcement of any rights, liens or remedies against Borrower under this Agreement or otherwise (the “Secured Obligations”). The balance in the account will be “trued up” with the Loan Balance on the first business day of January and July of each year, but will in no event ever fall below the then current Loan Balance throughout the life of the loan. In the event that the balance in the account exceeds the Loan Balance on any such “true-up” date, Borrower shall be permitted to withdraw the amount of such excess within three (3) business days following such date. If at any time the balance in such account is less than the Loan Balance, Borrower shall immediately deposit an amount equal to the amount of such shortfall into the account. Borrower and Lender agree that Borrower shall have no dispositional control over the Collateral or the Cash Collateral Account and, except as otherwise permitted in this paragraph 1, no right or ability to make withdrawals from or issue drafts upon the Cash Collateral Account.

2. The Borrower represents, warrants and covenants to the Lender that: (a) Borrower has good and unencumbered title to the Collateral, free and clear of all claims, pledges, liens, security interests and other encumbrances of every nature whatsoever, except the pledge and security interest granted to Lender hereunder; (b) Borrower has the unrestricted right to make this pledge; (c) the Collateral is duly and validly pledged to Lender in accordance with law; (d) Borrower will defend Lender’s rights and security interests in and to the Collateral against the claims and demands of all persons whomsoever; (e) Borrower will not withdraw, sell, convey or otherwise dispose of any of the Collateral, nor will it create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Collateral or the proceeds thereof; (f) the Borrower has full power, authority and legal right to execute, deliver and perform the obligations under this Agreement, and to pledge, assign and grant a security interest in all of the Collateral pursuant to this Agreement; (g) no consent or approval or the taking of any other action in respect of any party or of any public authority is required as a condition to the validity or enforceability of this Agreement; and (h) the execution, delivery and performance hereof, and the pledge and assignment of and granting of a security interest in the Collateral hereunder, do not contravene any law, rule or regulation or any provision of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Borrower is a party or by which the Borrower or any of the Borrower’s property is bound or affected or constitute a default thereunder.

3. The Borrower hereby irrevocably grants the Lender a power of attorney, coupled with an interest, with respect to the Collateral for all purposes consistent with this Agreement. Said power of attorney shall include, but shall not be limited to, the power to withdraw the Collateral, to execute endorsements, assignments, or other instruments of conveyance or transfer with respect to all or any of the Collateral and to take such other action to enforce any of Lender’s rights hereunder or with respect to any of the Collateral.

4. Upon the maturity of the Cash Collateral Account, if any, unless the Cash Collateral Account automatically rolls over at maturity, the Lender shall reinvest the Cash Collateral Account in an investment of the same type or another investment of Lender’s choosing. Lender shall have no liability to Borrower for any loss incurred in connection with or arising out of any such reinvestment except for loss resulting from Lender’s gross negligence or willful misconduct.

5. Except as otherwise provided in paragraph 1 hereof, all interest with respect to the Collateral shall remain in the Cash Collateral Account and shall be held by the Lender as additional collateral for the Obligations.

6. The Lender shall have all of the rights and remedies of an assignee and secured party with respect to the Collateral as are provided in the Uniform Commercial Code in force in Connecticut on the date hereof and as may be amended from time to time, or under other applicable law. Upon default under any of the Loan Documents, and at any time thereafter, the Lender may apply the balance of the Cash Collateral Account to the Obligations without notice to or the consent of the Borrower and notwithstanding that effecting such application may result in a loss or reduction of interest to Borrower or the imposition of a penalty applicable to the early withdrawal of time deposits, all of which shall be borne by Borrower in such proportions as the Lender, in its sole discretion, shall determine. Without limiting the generality of the foregoing, the Lender after any such event of default: (i) shall have the right, for and in the name and place of Borrower, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to any of the Collateral and to take such other actions as are consistent with the power of attorney set forth in Section 3 hereof; and (ii) may apply the Collateral or the proceeds thereof to the payment of the Obligations in such order of priority as the Lender shall determine, and any surplus thereafter remaining shall be paid to the Borrower or whomever may be legally entitled thereto.

7. The obligations of the Borrower hereunder shall not be terminated by, and the Borrower consents to: (a) any extension or postponement of the time of payment called for by any agreement or instruments evidencing any Obligations, and (b) the release of any party secondarily liable, whether or not notice is given to the Borrower. The Lender shall have no duty to collect or protect the Cash Collateral Account or any income therefrom, nor to preserve any rights against other parties, and the Lender may proceed under this Agreement immediately without resorting to or regard to any other collateral or any other guaranty or other source of payment.

8. This Agreement shall be governed by and construed according to the laws of the State of Connecticut.

9. This Agreement sets forth the entire agreement and understanding of the parties with respect to the Collateral, supersedes and rescinds any prior agreements relating to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto.

10. In the event of a sale or assignment by the Lender of all or any of the Obligations held by it, the Lender may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or purchasers of such Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights given to the Lender, as applicable, hereunder, and the assigning party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interest so assigned.

11. All written notices and other written communications with respect to this Agreement shall be sent by ordinary, certified or overnight mail, by telecopy or delivered in person, and in the case of Lender shall be sent to it at:

Webster Bank, National Association

80 Elm Street

New Haven, Connecticut 06510

Attention:  John E. Rossi, Senior Vice President or

                Peter Hicks, Vice President

with a copy to:

Shipman & Goodwin LLP

One Constitution Plaza

Hartford, Connecticut 06103

Attention:  James C. Schulwolf, Esq.

and in the case of Borrower shall be sent to Borrower at:

Technology Drive LLC

10 Technology Drive

Wallingford, Connecticut 06492

Attention:  Vice President of Finance – Proton Energy Systems, Inc.

Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telecopy, shall be deemed given when transmitted, provided receipt is confirmed.

12. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and the term “Lender” shall be deemed to include any other holder or holders of any of the Obligations. As used herein, plural or singular include each other, and pronouns of any gender are to be construed as masculine, feminine or neuter, as context requires.

[Signature page to follow]

[Signature page to Pledge Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their hands and seals to be affixed on the date hereinabove set out.

BORROWER

TECHNOLOGY DRIVE LLC

By:	/s/ Robert B. Nieszczezewski
Name:	Robert B. Nieszczezewski
Title:	Vice President of Finance Proton Energy Systems, Inc.

LENDER

WEBSTER BANK, NATIONAL ASSOCIATION

By:	/s/ Peter R. Hicks
Name:	Peter R. Hicks
Title:	V.P.